UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2024

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Shareholders of Equitrans Midstream Corporation (the Company) held on April 23, 2024 (the Annual Meeting), following the approval and recommendation of the Board of Directors of the Company, the Company’s shareholders approved an amendment to the Company’s Fifth Amended and Restated Bylaws to provide for exculpation of the Company’s officers pursuant to Section 1735 of the Pennsylvania Business Corporation Law.

Such amendment is further described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 4, 2024 (the Proxy Statement).

Clean and marked copies of the Company’s Sixth Amended and Restated Bylaws (the Restated Bylaws) are filed herewith as Exhibits 3.1 and 3.2, respectively. The foregoing description of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Bylaws filed herewith and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders considered five proposals, each of which is described in more detail in the Company’s Proxy Statement. The final vote results for each proposal were as follows:

Proposal 1*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Elected the individuals set forth below to the Board of Directors to serve a one-year term expiring at the 2025 annual meeting:
• Vicky A. Bailey	366,487,844	97.09%	10,580,054	2.80%	393,524	36,987,156
• Sarah M. Barpoulis	369,170,220	97.80%	7,886,416	2.08%	404,786	36,987,156
• Kenneth M. Burke	368,927,625	97.73%	8,130,283	2.15%	403,514	36,987,156
• Diana M. Charletta	371,644,902	98.45%	5,439,616	1.44%	376,904	36,987,156
• Thomas F. Karam	369,784,320	97.96%	7,278,443	1.92%	398,659	36,987,156
• D. Mark Leland	309,491,501	81.99%	67,566,074	17.90%	403,847	36,987,156
• Norman J. Szydlowski	310,447,999	82.24%	66,608,974	17.64%	404,449	36,987,156
• Robert F. Vagt	310,060,239	82.14%	66,996,387	17.74%	404,796	36,987,156

Proposal 2*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
The advisory vote on the compensation of the Company’s named executive officers for 2023 was not approved.	115,800,583	30.67%	260,887,210	69.11%	773,629	36,987,156

Proposal 3*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Approved the Equitrans Midstream Corporation 2024 Long-Term Incentive Plan.	362,808,675	96.11%	14,138,672	3.74%	514,075	36,987,156

Proposal 4*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Approved an amendment to the Company’s Bylaws regarding officer exculpation.	330,013,340	87.42%	46,570,392	12.33%	877,690	36,987,156

Proposal 5*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024.	408,413,534	98.54%	2,767,576	0.66%	3,267,468	N/A

* For purposes of all proposals above, abstentions, broker non-votes and the failure to vote were not votes cast and, accordingly, had no effect on the outcome of such proposals.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Sixth Amended and Restated Bylaws of Equitrans Midstream Corporation.
3.2	Sixth Amended and Restated Bylaws of Equitrans Midstream Corporation (Marked Version).
10.1	Equitrans Midstream Corporation 2024 Long-Term Incentive Plan.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL. document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: April 24, 2024	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Executive Vice President and Chief Financial Officer

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